FVIT P-2
FVIT PA-2
                          SUPPLEMENT DATED JULY 1, 2006
                              TO THE PROSPECTUS OF
                         FRANKLIN VALUE INVESTORS TRUST
                    (FRANKLIN BALANCE SHEET INVESTMENT FUND,
                         FRANKLIN LARGE CAP VALUE FUND,
                          FRANKLIN MICROCAP VALUE FUND,
                           FRANKLIN MIDCAP VALUE FUND,
                         FRANKLIN SMALL CAP VALUE FUND)
                               DATED MARCH 1, 2006

The prospectus is amended as follows:

Effective November 1, 2006, the first paragraph under "Franklin Small Cap Value Fund - Goals and Strategies - Main Investment Strategies" is revised as follows:

 Under normal market conditions, the Fund invests at least 80% of its net assets in investments of small-capitalization companies. Shareholders will be given 60 days' advance notice of any change to this 80% policy. Small-capitalization companies are companies with market capitalizations (the total market value of a company's outstanding stock) under $3.5 billion at the time of purchase.

               PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE